KEEFE, BRUYETTE & WOODS
2010 TEXAS FIELD TRIP
February 9 - 11th, 2010
Houston, Texas
Presentation by: George M. Lee
Executive Vice Chairman, President & CEO
2/9/2010

 The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-
 looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions, and involve a number of risks and uncertainties, many of which are beyond MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp’s 2008 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

Forward Looking Statements

▪ Expense Management
▪ NIM
▪ Capital
▪ Balance Sheet
▪ Asset / Loan Quality (Terry Tangen)

Today’s Agenda

Expense Management
	2007	2008	2009
FTE	348	321	296
Compensation	$ 24,846	$ 24,298	$ 20,406
Legal & Professional	$ 1,443	$ 2,048	$ 2,505
Regulatory	$ 451	$ 906	$ 4,252
ORE Related	$ 278	$ 289	$ 4,107
Net Charge Off	$ 1,456	$ 5,539	$ 17,592
Loan Loss Provision	$3,145	$16,649	$23,513
($ in 000’s)

EPS (DILUTED)

$1.60
$1.20
$0.80
$0.40
$-
$(0.40)
$(0.80)
0.79
0.98
1.22
1.10
0.17
(0.72)
2004
2005
2006
2007
2008
2009

2009 EPS IMPACT ANALYSIS

EPS	**-0.72**
Impact from Additional Expenses:	
Provision-reserve built	-0.16
Provision-NCO	-0.68
Goodwill	-0.23
FDIC	-0.14
ORE	-0.21
	-1.41

2007				2008				2009			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
MetroBank	4.95	4.65	4.86	4.64	4.50	4.37	4.04	4.03	3.70	3.86	4.17	4.15
Metro United Bank	4.04	4.41	4.07	4.35	3.59	3.56	3.54	3.63	3.15	3.32	3.66	3.28

Net Interest Margin (%)

NIM vs Peer Banks
	MCBI	EWBC*	CATY	PFBC
2009 Q4	3.73	3.61	2.65	2.58
2008 Q4	3.72	2.72	2.85	3.31
2007 Q4	4.30	3.91	3.43	4.82
2006 Q4	4.61	3.81	4.01	5.19
2005 Q4	4.56	4.20	4.34	4.81
* Non-GAAP excluding discount on covered loans from UCBH purchase

Total Risk-Based Capital Ratio
Tangible Common Equity Ratio
	MB	MUB	MCBI
12/31/2009	14.07%	12.87%	13.88%
12/31/2008	10.39%	10.41%	10.17%
	MB	MUB	MCBI
12/31/2009	11.23%	9.32%	5.87%
12/31/2008	8.64%	8.29%	6.22%

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$914
$1,128
$1,268
$1,460
$1,580
$1,592
Compounded Annual Growth Rate: 11.7%
2004
2005
2006
2007
2008
2009

MCBI Total Asset Growth
$ in millions

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$755
$962
$1,082
$1,191
$1,269
$1,364
Compounded Annual Growth Rate: 12.6%
2004
2005
2006
2007
2008
2009

MCBI Total Deposit Growth
$ in millions

2009		2008		Chg (%)	
	MB	MUB	MB	MUB	MB	MUB
DDA	184,211	25,922	186,604	21,585	-1.3%	20.1%
NOW/SAV/MM	348,388	154,172	334,011	59,759	4.3%	158.0%
BROKERED CDs	66,494	-	29,953	5,000	122.0%	-100.0%
CDARS	20,154	11,880	39,912	37,503	-49.5%	-68.3%
CD	338,994	220,658	364,118	194,790	-6.9%	13.3%
TOTAL	$ 958,241	$ 412,632	$ 954,598	$ 318,637	0.4%	29.5%

Deposit Composition

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$595
$771
$887
$1,202
$1,346
$1,277
Compounded Annual Growth Rate: 16.5%
2004
2005
2006
2007
2008
2009

MCBI Total Loan Growth
$ in millions

($ in 000s)	METROBANK		METRO UNITED BANK	
Business Segment	**Loans**	**%**	**Loans**	**%**
RE	$544,323	59.2%	$311,098	86.4%
C & I	$265,019	28.8%	$48,966	13.6%
Trade Finance	**$106,944**	**11.6%**	-	-
Other	$3,823	0.4%	$33	0.0%
Gross Loans	$920,109	100.0%	$360,097	100.0%

Loan Concentration

OPERATING ENVIRONMENT
▪ Panama Canal Expansion
 ▪ Turn Houston into potentially the largest port city in the country
▪ Trade Business between Texas & China
 ▪ China is Texas’ third largest trading partner
 ▪ Texas is the second largest exporting state to China
 ▪ Houston metro area provides 2/3 of total trade business
 ▪ Dallas/Fort Worth provides 20%
 ▪ Imports from China in 2008: $18 billion
 ▪ Exports to China in 2008: $8.4 billion
▪ Strategic Location of Representative Offices in China
 ▪ Chongqing will be the focus of China’s growth into the inland provinces
 ▪ Xiamen is an important import & export port in China

METROBANK’S COMPETITIVE EDGE
▪ MetroBank vs. Money Center Banks
 ▪ Location - Headquartered in Texas
 ▪ Trade finance centers of other national banks
 located in NY, CA, etc.
 ▪ Language
 ▪ Money center banks focus on very large accounts

METROBANK’S COMPETITIVE EDGE
▪ MetroBank vs. Community Banks
 ▪ Only few community banks in Texas are able to
 handle trade finance
 ▪ MetroBank has a stronger international
 business team
 ▪ MetroBank is the only bank headquartered in
 Texas with presence in China

METROBANK’S COMPETITIVE EDGE
▪ MetroBank vs. Small Ethnic Banks
 ▪ MetroBank has more complete service
 ▪ Two representative offices in China
 ▪ Stronger network of bank relationship in China
 ▪ Branches in the second largest exporting state -
 California

BUSINESS & EARNING OPPORTUNITIES
▪ Business Development
 ▪ Export - L/C Advising, Negotiation, & Discounting
 ▪ Import - L/C Issuance & L/C Refinancing
 ▪ Correspondent Banking
 ▪ Related Private Business or Personal Accounts
 ▪ Depository Relationships

STRENGTHENING OUR COMPETENCE
▪ Staffing
 ▪ Lenders & underwriters to be more international
 business minded
 ▪ Hire a high level international credit professional
 ▪ Monitoring Process
 ▪ Lending Process

CHINA INTERNATIONAL FAIR FOR INVESTMENT & TRADE(2009)

(DON WANG, CHAIRMAN OF MCBI)

第十三届中国国际投资贸易洽谈会
CIFIT
THE 13TH CHINA INTERNATIONAL FAIR FOR INVESTMENT & TRADE
休斯顿的商机,投资和移民法研讨会
Houston Business, Investment Opportunity and Immigration Issu
国大休斯顿合作委员会 & 厦门总商会 友好签约仪式
主办：美国大休斯顿合作委员会
协办：中国厦门市工商联（总商会）
美国首都银行厦门代表处
Greater Houston Partnership
houston.org
stewart

INTERNATIONAL TRADE CENTER - HOUSTON

New Markets & Opportunities!
Texas Africa Business Summit
February 22-24, 2010
This is a great opportunity to:
★ Identify new markets
★ Meet potential business partners
★ Discover the latest financing options
★ Network with key African & US Officials
★ Grow your international business
International Trade Center
Houston Texas
Register Now at www.texasafricasummit.com
"Developing Business Opportunities Between Texas and Africa"

KEEFE, BRUYETTE & WOODS
2010 TEXAS FIELD TRIP
February 9 - 11th, 2010
Houston, Texas
Presentation by: Terrance J. Tangen
Executive Vice President & Chief Credit Officer
2/9/2010

TOTAL CRE - MB

1- 4 FAMILY
3.3%
RETAIL CENTERS
26.5%
OWNER OCCUPIED
27.3%
OFFICE
BLDGS, 4.0%
OTHER
5.7%
HOTELS/ MOTELS
11.2%
LAND/ LAND
DEVELOPMENT
11.0%
MIXED USE
BLDGS, 5.4%
APARTMENTS/
CONDOS, 5.0%
INDUSTRIAL
0.5%

TOTAL REAL ESTATE PORTFOLIO

OWNER OCCUPIED
27.3%
RETAIL CENTERS
26.5%
HOTELS/ MOTELS
11.2%
DEVELOPMENT
11.0%
OTHER
5.7%
MIXED USE BLDGS
5.4%
APARTMENTS/CONDOS
5.0%
OFFICE BLDGS
4.0%
1- 4 FAMILY
3.3%
INDUSTRIAL
0.5%

CATEGORY	NET ACTIVE PRINCIPAL BALANCE	% OF BANK CAPITAL	% OF GROSS LOANS
TOTAL INCOME PRODUCING	$ 561,932,608	371.3%	61.1%
OWNER OCCUPIED	$ 220,975,716	146.0%	24.0%
1- 4 FAMILY	$ 26,642,301	17.6%	2.9%
TOTAL REAL ESTATE SECURED	$ 809,550,625	534.9%	88.0%
ALL OTHERS	$ 110,558,693	73.1%	12.0%
TOTAL BANK GROSS LOANS	$ 920,109,319		100.0%

NON ACCRUAL LOANS (TX)

Other CRE
Secured
5.9%
Other
1.8%
Residential Land
2.1%
C & I
4.8%
Residential
Construction
16.2%
Retail Centers
46.7%
Commercial Land
22.5%

Retail Centers
46.7%
Commercial Land
22.5%
Residential Construction
16.2%
Residential Land
2.1%
Other CRE Secured
5.9%
C & I
4.8%
Other
1.8%

ORE - MB

Hospital	$5.4 MM
Commercial Land	$8.2 MM
Office / Warehouse	$0.9 MM
Residential	$0.6 MM
Total	$15.1 MM

TOTAL CRE - MUB

1- 4 FAMILY
3.6%
OWNER
OCCUPIED
21.9%
RETAIL CENTERS
26.8%
OTHER
1.8%
OFFICE
BUILDINGS
9.7%
INDUSTRIAL
13.1%
HOTELS/ MOTELS
20.9%
LAND/ LAND
DEVELOPMENT
2.2%

TOTAL REAL ESTATE PORTFOLIO

RETAIL CENTERS
26.8%
OWNER OCCUPIED
21.9%
HOTELS/ MOTELS
20.9%
INDUSTRIAL
13.1%
OFFICE BUILDINGS
9.7%
1- 4 FAMILY
3.6%
LAND/ LAND
2.2%
OTHER
1.8%

CATEGORY	NET ACTIVE PRINCIPAL BALANCE	% OF BANK CAPITAL	% OF GROSS LOANS
TOTAL INCOME PRODUCING	$ 262,556	533%	72.9%
OWNER OCCUPIED	$ 77,119	157%	21.4%
1- 4 FAMILY	$ 12,850	26%	3.6%
TOTAL REAL ESTATE SECURED	$ 352,525	718%	97.9%
ALL OTHERS	$ 7,572	15%	2.1%
TOTAL BANK GROSS LOANS	$ 360,097		100.0%

NON ACCRUAL LOANS (CA)

Office
7.9%
Retail Centers
18.8%
Residential
Land 12.9%
Motel 26.7%
Commercial
Land 33.7%

Commercial Land
33.7%
Motel
26.7%
Retail Centers
18.8%
Residential Land
12.9%
Office
7.9%

ORE - MUB

Hospital	$1.6 MM
Residential Land	$2.3 MM
Retail	$2.8 MM
Commercial Land	$0.4 MM
Office	$0.1 MM
Total	$7.2 MM

In $000’s	2005	2006	2007	2008	2009
Net Nonperforming Assets *	$17,262	$9,304	$5,501	$55,695	$103,262
Net Nonperforming Assets to Total Assets %	1.53%	0.73%	0.38%	3.52%	6.49%
* Net Nonperforming Assets are net of guarantee and accruing loans > 90 days delinquent.

In $000’s	2005	2006	2007	2008	2009
Allowance for Loan Losses	$13,169	$11,436	$13,125	$24,235	$30,156
Allowance to Net Nonperforming Loans % *	98.31%	174.41%	325.93%	47.64%	37.24%

* Net Nonperforming Loans are net of guarantee and accruing loans > 90 days delinquent.